Rule 10f-3 Acquisition of
Securities from an Affiliate - to
Anadarko Petroleum Corp
Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 032511BH9 716495AK2 165167CE5
Issuer ANADARKO PETROLEUM CORP
PETROHAWK ENERGY CORP CHESAPEAKE
ENERGY CORP
Underwriters BCLY, CITI, CS, DB, GS, JPM, MS,
UBS
BAC,BCLY, BMO, BNP, CS, JPM,
RBC, WELLS, CREDIT AGRICOLE,
MS, CAPITAL, MIZS, NATIXIS
BAC, BCLY, CS, MS, WELLS, BNP,
CITI, CREDIT AGRICOLE, DB, GS,
RBS, SUNTRST, UBS, BBVA, BMO,
BOSC
Years of continuous operation, including
predecessors > 3 years > 3 years > 3 years
Security APC 6 3/8 09/15/17 HAWK 7 1/4 08/15/18
CHK 6 7/8 08/15/18
Is the affiliate a manager or co-manager of
offering? Co-Manager N/A N/A
Name of underwriter or dealer from which
purchased JPM N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 8/9/2010 8/3/2020
8/9/2020
Total dollar amount of offering sold to QIBs
2,000,000,000 825,000,000 600,000,000
Total dollar amount of any concurrent public
offering - - -
Total 2,000,000,000 825,000,000 600,000,000
Public offering price 100.00 100.00 100.00
Price paid if other than public offering price
N/A N/A N/A
Underwriting spread or commission 1.75%
1.94% 1.63%
Rating Ba1/BBB- B3/B+ Ba3/BB
Current yield 4.51 7.07 6.50
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
July 1 September 30, 2010
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 416 434
451
DWS Dreman Value Income Edge Fund, High Yield
1,000,000 $ 1,000,000 0.05% 1.58% -0.80% 9/7/2010
DWS Strategic Income Fund - Domestic 1,265,000 $
1,265,000 0.06% 8.71% 1.72% 9/30/2010
DWS Strategic Income VIP - Domestic 215,000 $
215,000 0.01% 8.71% 1.80% 9/30/2010
Total 2,480,000 2,480,000 0.12%
^The Security and Fund Performance is calculated
based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the
final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Rule 10f-3 Acquisition of
Securities from an Affiliate - to
Chesapeake Energy Corp
Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 165167CE5 46122EAA3 880349AM7
Issuer CHESAPEAKE ENERGY CORP INVENTIV
HEALTH INC TENNECO INC
Underwriters BAC, BCLY, CS, MS, WELLS, BNP,
CITI, AGRICOLE, DB, GS, RBS,
SUNTRUST, UBS, BBVA, BMO,
BOSC, CAPITAL
BAC, CITI, CS, DB CITI, DB, MS, RBC, WELLS
Years of continuous operation, including
predecessors > 3 years > 3 years > 3 years
Security CHK 6 7/8 08/15/18 VTIV 10 2018 TEN
7.75 2018
Is the affiliate a manager or co-manager of
offering? Co-Manager N/A N/A
Name of underwriter or dealer from which
purchased CS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 8/9/2010 7/28/2010
7/29/2010
Total dollar amount of offering sold to QIBs
600,000,000 2,000,000,000 1,000,000,000
Total dollar amount of any concurrent public
offering - - -
Total 600,000,000 2,000,000,000 1,000,000,000
Public offering price 100.00 100.00 100.00
Price paid if other than public offering price
N/A N/A N/A
Underwriting spread or commission 1.63%
2.50% 2.00%
Rating BA3/BB Caa1/B- B2/B
Current yield 5.83 10.00 7.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
July 1 September 30, 2010
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 451 739
517
DWS Dreman Value Income Edge Fund, High Yield
500,000 $ 500,000 0.08% 4.75% 3.40% 9/30/2010
DWS High Income Fund 1,395,000 $ 1,395,000
0.23% 4.75% 2.45% 9/30/2010
DWS High Income Plus Fund 330,000 $ 330,000
0.06% 4.75% 2.48% 9/30/2010
DWS High Income Trust 280,000 $ 280,000 0.05%
4.75% 3.07% 9/30/2010
DWS High Income VIP 185,000 $ 185,000 0.03%
4.75% 2.30% 9/30/2010
DWS Multi Market Income Trust- High Yield 350,000
$ 350,000 0.06% 4.75% 3.00% 9/30/2010
DWS Strategic Income Fund - High Yield 180,000 $
180,000 0.03% 4.75% 1.72% 9/30/2010
DWS Strategic Income Trust- High Yield 95,000 $
95,000 0.02% 4.75% 2.97% 9/30/2010
DWS Strategic Income VIP - High Yield 30,000 $
30,000 0.01% 4.75% 1.80% 9/30/2010
Total 3,345,000 3,345,000 0.56%
^The Security and Fund Performance is calculated
based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the
final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Rule 10f-3 Acquisition of
Securities from an Affiliate - to
Continental Airlines Inc
Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 210795PW4 023771RS9 909279BJ7
Issuer CONTINENTAL AIRLINES INC DELTA
AIRLINES UNITED AIRLINES
Underwriters CS, MS, CITI, GS, UBS, CREDIT
AGRICOLE, DB
BCLY, JPM, UBS GS, JPM, MS
Years of continuous operation, including
predecessors > 3 years > 3 years > 3 years
Security UAL 6 3/4 09/15/15 DAL 9 1/2 09/15/14
UAL 12 11/1/13
Is the affiliate a manager or co-manager of
offering? Co-Manager N/A N/A
Name of underwriter or dealer from which
purchased JPM N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 8/4/2010 9/23/2009
1/11/2020
Total dollar amount of offering sold to QIBs
800,000,000 750,000,000 200,000,000
Total dollar amount of any concurrent public
offering - - -
Total 800,000,000 750,000,000 200,000,000
Public offering price 98.94 98.56 95.32
Price paid if other than public offering price
N/A N/A N/A
Underwriting spread or commission 1.75%
1.44% 7.50%
Rating Ba2/BB- Ba2/BB- B3/CCC+
Current yield 6.75 8.66 10.65
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
July 1 September 30, 2010
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 539 744
1,181
DWS Dreman Value Income Edge Fund, High Yield
250,000 $ 247,345 0.03% 2.08% 3.54% 9/30/2010
DWS High Income Fund 535,000 $ 529,318 0.07% -
0.44% -0.38% 8/25/2010
DWS High Income Plus Fund 125,000 $ 123,673
0.02% -0.44% -1.05% 8/25/2010
DWS High Income Trust 70,000 $ 69,257 0.01% -
0.44% -0.31% 8/25/2010
DWS High Income VIP 70,000 $ 69,257 0.01% -
0.44% -0.61% 8/25/2010
DWS Multi Market Income Trust- High Yield 95,000 $
93,991 0.01% -0.44% 0.25% 8/25/2010
DWS Strategic Income Fund - High Yield 70,000 $
69,257 0.01% -0.44% 0.25% 8/25/2010
DWS Strategic Income Trust- High Yield 25,000 $
24,735 0.00% -0.44% 0.25% 8/25/2010
DWS Strategic Income VIP - High Yield 10,000 $
9,894 0.00% -0.44% 0.52% 8/25/2010
Total 1,250,000 1,236,725 0.15%
^The Security and Fund Performance is calculated
based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the
final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Rule 10f-3 Acquisition of
Securities from an Affiliate - to
Intelsat Jackson Holdings SA
Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 45824TAA3 97381WAK0 82967NAD0
Issuer INTELSAT JACKSON HLDG WINDSTREAM
CORP SIRIUS XM RADIO INC
Underwriters BCLY, CS, DB, MS, BAC, JPM DB,
GS, MS, BNP, MITSUBISHI UFJ,
SUNTRST
BAC, MS, UBS
Years of continuous operation, including
predecessors > 3 years > 3 years > 3 years
Security INTEL 7 1/4 10/15/20 WIN 8 1/8 09/01/18
SIRI 8 3/4 04/01/15
Is the affiliate a manager or co-manager of
offering? Co-Manager N/A N/A
Name of underwriter or dealer from which
purchased CS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/16/2010 7/12/2020
3/12/2020
Total dollar amount of offering sold to QIBs
1,000,000,000 400,000,000 800,000,000
Total dollar amount of any concurrent public
offering - - -
Total 1,000,000,000 400,000,000 800,000,000
Public offering price 100.00 99.25 100.00
Price paid if other than public offering price
N/A N/A N/A
Underwriting spread or commission 1.38%
0.75% 1.88%
Rating B3/B+ Ba3/B+ B3/B+
Current yield 7.12 7.15 6.56
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
July 1 September 30, 2010
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 530 556
634
DWS Dreman Value Income Edge Fund, High Yield
500,000 $ 500,000 0.05% 0.25% 1.48% 9/30/2010
DWS High Income Fund 5,335,000 $ 5,335,000
0.53% 0.25% 0.89% 9/30/2010
DWS High Income Plus Fund 1,275,000 $ 1,275,000
0.13% 0.25% 1.07% 9/30/2010
DWS High Income Trust 715,000 $ 715,000 0.07%
0.25% 0.94% 9/30/2010
DWS High Income VIP 695,000 $ 695,000 0.07%
0.25% 0.91% 9/30/2010
DWS Multi Market Income Trust- High Yield 920,000
$ 920,000 0.09% 0.25% 1.03% 9/30/2010
DWS Strategic Income Fund - High Yield 695,000 $
695,000 0.07% 0.25% 0.62% 9/30/2010
DWS Strategic Income Trust- High Yield 245,000 $
245,000 0.02% 0.25% 1.03% 9/30/2010
DWS Strategic Income VIP - High Yield 120,000 $
120,000 0.01% 0.25% 0.68% 9/30/2010
Total 10,500,000 10,500,000 1.05%
^The Security and Fund Performance is calculated
based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the
final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Rule 10f-3 Acquisition of
Securities from an Affiliate - to
Stoneridge Inc
Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 86183PAE2 00439TAD9 63934EAM0
Issuer STONERIDGE INC ACCURIDE CORP
NAVISTAR INTL CORP
Underwriters DB, JPM, COMERICA, FIFTH
THIRD,
PNC
CS, DB BoFA, CITI, CS, DB, GS, JPM, RBC,
SCOTIA, UBS
Years of continuous operation, including
predecessors > 3 years > 3 years > 3 years
Security SRI 9 1/2 10/15/17 ACUZ 9 1/2 8/1/18 NAV
8 1/4 11/1/21
Is the affiliate a manager or co-manager of
offering? Co-Manager N/A N/A
Name of underwriter or dealer from which
purchased JPM N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/24/2010 7/22/2010
10/22/2009
Total dollar amount of offering sold to QIBs
175,000,000 310,000,000 1,000,000,000
Total dollar amount of any concurrent public
offering - - -
Total 175,000,000 310,000,000 1,000,000,000
Public offering price 100.00 97.29 96.33
Price paid if other than public offering price
N/A N/A N/A
Underwriting spread or commission 0.29%
2.71% 5.50%
Rating B3/B+ B2/B B1/BBCurrent
yield 8.74 8.89 7.57
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
July 1 September 30, 2010
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 813 745
495
DWS Dreman Value Income Edge Fund, High Yield
500,000 $ 500,000 0.29% 2.50% 1.01% 9/30/2010
DWS High Income Fund 500,000 $ 500,000 0.29%
1.50% 0.00% 9/24/2010
Total 1,000,000 1,000,000 0.57%
^The Security and Fund Performance is calculated
based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the
final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed. Acquisition of Securities from an
Affiliate
NEW COMMUNICATIONS FTR
8.25%
Security Information
CUSIP
Issuer
Underwriters
Years of continuous operation, including
predecessors
Security
Is the affiliate a manager or co-manager of
offering?
Name of underwriter or dealer from which
purchased
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public
offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount
of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Dreman Value Income Edge Fund,
High Yield 500,000 $ 500,000 0.05% 1.00%
1.15% 4/6/2010
Total 500,000 $ 500,000 0.05%
^The Security and Fund Performance is calculated
 based on
information provided by State Street Bank.
*If a Fund executed multiple sales of a security,
 the final sale date is
listed. If a Fund still held the security as
 of the quarter-end, the
quarter-end date is listed.
492
Baa1/BBB+
8.25% 5.71%
0
6.94%
Baa1/BBB+
200
350,000,000
99.691
N/A
0.65%
N/A
0.45%
275
1,100,000,000
Comparison Security
HARRIS CORP
CITI, MS, BAC, HSBC, JPM,
>3 years
413875AL9
Comparison Security
COMCAST CORP
BAC, BCLY, BNP, WACH
>3 years
20030NAZ4
6/15/2009
700,000,000
HRS 6.375 6/15/19
N/A
N/A
N/A
6/4/2009
350,000,000
Yes
CMCSA 5.7 7/1/19
N/A
Yes
0
700,000,000
99.763
BB/BA2
N/A
2.60%
100.000
0
Joint Lead Manager
JP MORGAN
Yes
3/26/2010
1,100,000,000
NEW COMMUNICATIONS
Security Purchased
NEW COMMUNICATIONS
JPM, BAC, BCLY, CITI, CS,
> 3 years
35906AAE8
Acquisition of Securities from an
Affiliate
BOMB 7.5% 3/15/18
Security Information
CUSIP
Issuer
Underwriters
Years of continuous operation, including
predecessors
Security
Is the affiliate a manager or co-manager of
offering?
Name of underwriter or dealer from which
purchased
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public
offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount
of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Dreman Value Income Edge Fund,
High Yield 500,000 $ 5 00,000 0.08% 0.00% -
3.02% 6/30/2010
Total 500,000 $ 5 00,000 0.08%
^The Security and Fund Performance is
calculated based on
information provided by State Street
 Bank.
*If a Fund executed multiple sales of
a security, the final sale date is
listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.
415
NR/CCC
7.50% 9.25%
0
5.999%
Ba2/BBB-
688
345,000,000.00
100
N/A
2.50%
N/A
0.45%
496
$ 650,000,000
Comparison Security
UAL CORP
GS, JPM, MS, CITI, CS, UBS
>3 years
902549AJ3
Comparison Security
CONTINENTAL AIRLINES 2009-1
CS, GS, MS
>3 years
21079UAB1
10/27/2009
116,812,000.00
UAUA 6 10/15/29-14
N/A
N/A
N/A
4/15/2010
345,000,000.00
Yes
CAL 9.25 5/10/17
N/A
Yes
0
116,812,000.00
100
BB+/BA2
N/A
1.68%
$ 100.00
0
Joint Lead Manager
JP MORGAN
Yes
3/15/2010
$ 650,000,000
BOMB 7.5% 3/15/18
Security Purchased
BOMBARDIER
JPM, UBS, D
Acquisition of Securities from an
Affiliate
BOMB 7.75% 3/15/20
Security Information
CUSIP
Issuer
Underwriters
Years of continuous operation, including
predecessors
Security
Is the affiliate a manager or co-manager of
offering?
Name of underwriter or dealer from which
purchased
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public
offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Dreman Value Income Edge Fund,
High Yield 1,000,000 $ 1 ,000,000 0.12% 0.00%
-3.02% 6/30/2010
Total 1,000,000 $ 1 ,000,000 0.12%
^The Security and Fund Performance is
 calculated based on
information provided by State Street Bank.
*If a Fund executed multiple sales of
 a security, the final sale date is
listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.
BOMB 7.75% 3/15/20
Security Purchased
BOMBARDIER
JPM, UBS, DB
> 3 years
097751AV3
Joint Lead Manager
JP MORGAN
Yes
3/15/2010
$ 850,000,000
0
116,812,000.00
100
BB+/BA2
N/A
1.84%
$ 100.00
0
10/27/2009
116,812,000.00
UAUA 6 10/15/29-14
N/A
N/A
N/A
4/15/2010
345,000,000.00
Yes
CAL 9.25 5/10/17
N/A
Yes
Comparison Security
CONTINENTAL AIRLINES 2009-1
CS, GS, MS
>3 years
21079UAB1
Comparison Security
UAL CORP
GS, JPM, MS, CITI, CS, UBS
>3 years
902549AJ3
404
NR/CCC
7.75% 9.25%
0
5.999%
Ba2/BBB-
688
345,000,000.00
100
N/A
2.50%
N/A
0.45%
Acquisition of Securities from an
Affiliate
GMAC 8% 3/15/20
Security Information
CUSIP
Issuer
Underwriters
Years of continuous operation, including
predecessors
Security
Is the affiliate a manager or co-manager of
offering?
Name of underwriter or dealer from which
purchased
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public
offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount
of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Dreman Value Income Edge Fund,
High Yield 500,000 $ 4 91,600 0.03% -2.06% -
3.21% 6/30/2010
Total 500,000 $ 4 91,600 0.03%
^The Security and Fund Performance is
 calculated based on
information provided by State Street Bank.
*If a Fund executed multiple sales of a
 security, the final sale date is
listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.
GMAC 8% 3/15/20
Security Purchased
GMAC INC.
MS, BAC, CITI, DB
> 3 years
36186RAA8
Joint Lead Manager
MORGAN STANLEY
Yes
3/10/2010
1,900,000,000
0
1,000,000,000
98.846
B/B3
N/A
1.68%
98.320
0
7/29/2009
1,000,000,000
F 7% 4/15/15
N/A
N/A
N/A
4/6/2010
1,750,000,000
Yes
COF 10.25 8/15/39
N/A
Yes
Comparison Security
CAPITAL ONE CAPITAL
BAC, JPM, MS
>3 years
14043CAB9
Comparison Security
FORD MOTOR CREDIT CO
BCLY, CITI, JPM, RBC, BNP,
>3 years
345397VN0
445.5
Ba3/B-
8.14% 10.37%
0
7.04%
Baa3/BB
902
1,750,000,000
99.478
N/A
1.25%
N/A
1.26%
441.6
1,900,000,000
Acquisition of Securities from an
Affiliate
HCA 7.25% 09/15/20
Security Information
CUSIP
Issuer
Underwriters
Years of continuous operation, including
predecessors
Security
Is the affiliate a manager or co-manager of
offering?
Name of underwriter or dealer from which
purchased
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public
offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Dreman Value Income Edge Fund,
High Yield 1,500,000 $ 1,486,350 0.11% -0.13%
-2.32% 5/21/2010
Total 1,500,000 $ 1,486,350 0.11%
^The Security and Fund Performance is
 calculated based on
information provided by State Street Bank.
*If a Fund executed multiple sales of
a security, the final sale date is
listed. If a Fund still held the security
as of the quarter-end, the
quarter-end date is listed.
377
Ba2/BB
7.32% 8.263
0
7.75
Caa1/CCC+
502
400,000,000
100.000
N/A
2.00%
N/A
2.13%
421
1,400,000,000
Comparison Security
OMNICARE INC
BCLY, CITI, JPM, SUNTRST,
>3 years
681904AM0
Comparison Security
HEALTHSOUTH CORP
BCLY, GS, JPM
>3 years
421924BG5
11/17/2009
290,000,000
OCR 7.75% 6/1/20
N/A
N/A
N/A
5/13/2010
400,000,000
Yes
HLS 8.125 2/15/20
N/A
Yes
0
290,000,000
98.327
BB/BA3
N/A
0.91%
99.09
0
Joint Lead Manager
MORGAN STANLEY
Yes
3/2/2010
1,400,000,000
HCA 7.25% 09/15/20
Security Purchased
HCA Inc.
MS, BAC, BCLY, CITI, DB, GS,
> 3 years
404121AA3
Acquisition of Securities from an
Affiliate
NEW COMMUNICATION FTR 8.5%
Security Information
CUSIP
Issuer
Underwriters
Years of continuous operation, including
predecessors
Security
Is the affiliate a manager or co-manager of
offering?
Name of underwriter or dealer from which
purchased
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public
offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Dreman Value Income Edge Fund,
High Yield 500,000 $ 500,000 0.05% 1.37% -
3.40% 6/30/2010
Total 500,000 $ 500,000 0.05%
^The Security and Fund Performance is
calculated based on
information provided by State
Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is
listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.
464
Baa1/BBB+
8.50% 5.71%
0
6.94%
Baa1/BBB+
200
350,000,000
99.691
N/A
0.65%
N/A
0.45%
275
1,100,000,000
Comparison Security
HARRIS CORP
CITI, MS, BAC, HSBC, JPM,
>3 years
413875AL9
Comparison Security
COMCAST CORP
BAC, BCLY, BNP, WACH
>3 years
20030NAZ4
6/15/2009
700,000,000
HRS 6.375 6/15/19
N/A
N/A
N/A
6/4/2009
350,000,000
Yes
CMCSA 5.7 7/1/19
N/A
Yes
0
700,000,000
99.763
BB/BA2
N/A
2.60%
100.00
0
Joint Lead Manager
JP MORGAN
Yes
3/26/2010
1,100,000,000
NEW COMMUNICATION FTR
Security Purchased
NEW COMMUNICATION FTR
JPM, BAC, BCLY, CITI, CS, DB,
> 3 years
35906AAG3
Acquisition of Securities from an
Affiliate
NEW COMMUNICATIONS FTR
7.875% 04/15/15
Security Information
CUSIP
Issuer
Underwriters
Years of continuous operation, including
predecessors
Security
Is the affiliate a manager or co-manager of
offering?
Name of underwriter or dealer from which
purchased
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public
offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Dreman Value Income Edge Fund,
High Yield 500,000 $ 500,000 0.10% 2.38% 1.15%
4/6/2010
Total 500,000 $ 500,000 0.10%
^The Security and Fund Performance is
 calculated based on
information provided by State
 Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date is
listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.
516
Baa1/BBB+
7.88% 5.71%
0
6.94%
Baa1/BBB+
200
350,000,000
99.691
N/A
0.65%
N/A
0.45%
275
500,000,000
Comparison Security
HARRIS CORP
CITI, MS, BAC, HSBC, JPM,
>3 years
413875AL9
Comparison Security
COMCAST CORP
BAC, BCLY, BNP, WACH
>3 years
20030NAZ4
6/15/2009
700,000,000
HRS 6.375 6/15/19
N/A
N/A
N/A
6/4/2009
350,000,000
Yes
CMCSA 5.7 7/1/19
N/A
Yes
0
700,000,000
99.763
BB/BA2
N/A
2.60%
100.00
0
Joint Lead Manager
JP MORGAN
Yes
3/26/2010
500,000,000
NEW COMMUNICATIONS FTR
Security Purchased
NEW COMMUNICATIONS FTR
JPM, BAC, BCLY, CITI, CS, DB, MS
> 3 years
35906AAC2
Rule 10f-3 Acquisition of Securities
from an Affiliate - April 1 to June 30,
2009 DYNCORP INTERNTL INC
10.375%
Security Information
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^The Security and Fund Performance
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Rule 10f-3 Acquisition of Securities
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2009 LIN TELEVISION 3.375% 4/16/18
Security Information
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Security Information
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Rule 10f-3 Acquisition of
Securities from an Affiliate - April
1 to June 30, 2009 MAGNACHIP
SEMI 10.5% 4/16/18
Security Information
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Rule 10f-3 Acquisition of
Securities from an Affiliate - to
Hertz Corp
Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 428040CC1 319963AW4 629377BH4
Issuer HERTZ CORP FIRST DATA CORPORATION
NRG ENERGY INC
Underwriters BCLY, DB, WELLS BAC, CITI, CS,
DB, GS, HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including
predecessors > 3 years > 3 years > 3 years
Security HTZ 7 1/2 10/15/18 FDC 8.875 2020 NRG
8.25 2020
Is the affiliate a manager or co-manager of
offering? Co-Manager N/A N/A
Name of underwriter or dealer from which
purchased BAC N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/16/2010 8/11/2010
8/17/2010
Total dollar amount of offering sold to QIBs
700,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent public
offering - - -
Total 700,000,000 7,000,000,000 7,000,000,000
Public offering price 100.00 98.39 100.00
Price paid if other than public offering price
N/A N/A N/A
Underwriting spread or commission 2.00%
1.88% 1.25%
Rating B2/CCC+ B1/B+ B1/BBCurrent
yield 7.50 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
July 1 September 30, 2010
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 508 644
561
DWS Dreman Value Income Edge Fund, High Yield
250,000 $ 250,000 0.04% -0.13% 1.48% 9/30/2010
DWS High Income Fund 5,340,000 $ 5,340,000
0.76% -0.13% 0.68% 9/30/2010
DWS High Income Fund 1,600,000 $ 1,600,000
0.23% -0.13% 0.89% 9/30/2010
DWS High Income Plus Fund 380,000 $ 380,000
0.05% -0.13% 1.07% 9/30/2010
DWS High Income Plus Fund 1,270,000 $ 1,270,000
0.18% -0.13% 0.92% 9/30/2010
DWS High Income Trust 715,000 $ 715,000 0.10% -
0.13% 0.62% 9/30/2010
DWS High Income Trust 215,000 $ 215,000 0.03% -
0.13% 0.94% 9/30/2010
DWS High Income VIP 210,000 $ 210,000 0.03% -
0.13% 0.91% 9/30/2010
DWS High Income VIP 695,000 $ 695,000 0.10% -
0.13% 0.60% 9/30/2010
DWS Multi Market Income Trust- High Yield 920,000
$ 920,000 0.13% -0.13% 0.72% 9/30/2010
DWS Multi Market Income Trust- High Yield 275,000
$ 275,000 0.04% -0.13% 1.03% 9/30/2010
DWS Strategic Income Fund - High Yield 695,000 $
695,000 0.10% -0.13% 0.42% 9/30/2010
DWS Strategic Income Fund - High Yield 210,000 $
210,000 0.03% -0.13% 0.62% 9/30/2010
DWS Strategic Income Trust- High Yield 245,000 $
245,000 0.04% -0.13% 0.73% 9/30/2010
DWS Strategic Income Trust- High Yield 75,000 $
75,000 0.01% -0.13% 1.03% 9/30/2010
DWS Strategic Income VIP - High Yield 35,000 $
35,000 0.01% -0.13% 0.68% 9/30/2010
DWS Strategic Income VIP - High Yield 120,000 $
120,000 0.02% -0.13% 0.51% 9/30/2010
Total 13,250,000 13,250,000 1.89%
^The Security and Fund Performance is calculated
based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the
final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed. Acquisition of Securities from an Affiliate
NEW COMMUNICATION FTR 8.5%
Security Information
CUSIP
Issuer
Underwriters
Years of continuous operation, including
predecessors
Security
Is the affiliate a manager or co-manager of
offering?
Name of underwriter or dealer from which
purchased
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public
offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Dreman Value Income Edge Fund,
High Yield 500,000 $ 500,000 0.05% 1.37% -3.40% 6/30/2010
Total 500,000 $ 500,000 0.05%
^The Security and Fund Performance is calculated
based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the
final sale date is listed. If a Fund still held the
security as of the quarter-end, the quarter-end date is
listed.
464
Baa1/BBB+
8.50% 5.71%
0
6.94%
Baa1/BBB+
200
350,000,000
99.691
N/A
0.65%
N/A
0.45%
275
1,100,000,000
Comparison Security
HARRIS CORP
CITI, MS, BAC, HSBC, JPM,
>3 years
413875AL9
Comparison Security
COMCAST CORP
BAC, BCLY, BNP, WACH
>3 years
20030NAZ4
6/15/2009
700,000,000
HRS 6.375 6/15/19
N/A
N/A
N/A
6/4/2009
350,000,000
Yes
CMCSA 5.7 7/1/19
N/A
Yes
0
700,000,000
99.763
BB/BA2
N/A
2.60%
100.00
0
Joint Lead Manager
JP MORGAN
Yes
3/26/2010
1,100,000,000
NEW COMMUNICATION FTR
Security Purchased
NEW COMMUNICATION FTR
JPM, BAC, BCLY, CITI, CS, DB,
> 3 years
35906AAG3